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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               November 21, 1997



                            IMC Securities, Inc.
             --------------------------------------------------
           (Exact name of registrant as specified in its charter)


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
           Delaware                                     333-24455-03                            59-3284026
----------------------------------       --------------------------------------        ---------------------------
 (State or Other Jurisdiction                                                                (I.R.S. Employer
       of Incorporation)                          (Commission File Number)                  Identification No.)


    5901 East Fowler Avenue
         Tampa Florida                                                                          33617-2362
----------------------------------                                                     ---------------------------
     (Address of Principal
       Executive Offices)                                                                       (Zip Code)


           Registrant's telephone number, including area code (813) 984-8801
                                                              --------------

               3450 Buschwood Park Drive, Tampa, Florida 33618
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        (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

       23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of MBIA Insurance Corporation)


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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMC SECURITIES, INC. as
                                    Depositor



                              By:  /s/ Thomas Middleton
                                   ---------------------------------------------
                                   Name: Thomas Middleton
                                   Title:  President and Chief Operating Officer





Dated: November 21, 1997


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                                 EXHIBIT INDEX


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
EXHIBIT NO.      DESCRIPTION                                           PAGE NO.
23.1             Consent of Coopers & Lybrand, L.L.P. (Independent
                 Auditors of MBIA Insurance Corporation)
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